CONSULTING AGREEMENT



                  AGREEMENT made as of the 6th day of February, 1998 between CONOLOG CORPORATION (the "Company"), a Delaware Corporation having an office at 5 Columbia Road, Somerville, New Jersey 08876 and WARREN SCHREIBER, residing at 430 Chestnut Drive, Roslyn, New York 11576 ("Consultant").

                              W I T N E S S E T H:

                  WHEREAS, the Company desires to secure the consulting services of Consultant and Consultant desires to provide such services to the Company, on the terms and conditions hereinafter set forth:
                  NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:
                 1. TERM AND PERFORMANCE. During the term of this Agreement, Consultant hereby agrees that he will render to the Company such consulting services as the Board of Directors or the President of the Company shall request. The services provided by Consultant (the "Consulting Services") shall consist of management and financial consulting services and shall include, attendance at meetings of the Board or Committee thereof, if requested by the President.
                 2.        COMPENSATION AND RELATED MATTERS.
                  As sole compensation for the performance of the Consulting Services, the Company:



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                  (a) hereby grants to Consultant a stock bonus consisting of
75,000 shares of common stock of the Company, par value $1.00 (the "Bonus Shares").
                  (b) shall, during the term of this Agreement, grant to Consultant a stock bonus consisting of 25,000 shares of common stock of the Company, par value $1.00 per share, on the last day of March, June, September and December (the "Additional Shares" and together with the Bonus Shares, collectively, the "Securities").
                 3. CONFIDENTIAL INFORMATION. Consultant shall not, at any time during or following termination or expiration of the term of this Agreement, directly or indirectly, disclose, publish or divulge to any person (except in the regular course of Company's business), or appropriate, use or cause, permit or induce any person to appropriate or use, any proprietary, secret or confidential information of Company including, without limitation, knowledge or information relating to its business, condition (financial or otherwise), operations or prospects, all of which Consultant agrees are and will be of great value to Company and shall at all times be kept confidential. Without limiting the generality of the foregoing, Consultant shall not during the term of this Agreement or at any time thereafter, directly or indirectly, use any such confidential information in connection with the purchase or sale of any securities of the Company. Upon termination or expiration of this Agreement, Consultant shall promptly deliver or return to Company all materials of a proprietary, secret or confidential nature


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relating to Company together with any other property of Company which may have theretofore been delivered to or may then be in possession of Consultant. The provisions of this Paragraph shall survive the expiration or the termination of this Agreement for any reason.
                 4. TERMINATION. The Company and Consultant shall each have the right to terminate this Agreement with or without cause at any time upon 60 days' prior written notice to the other party.
                 5. CONSULTANT'S REPRESENTATIONS. Consultant represents and warrants to and agrees with the Company that:
                  (a) neither the execution nor performance by Consultant of this Agreement is prohibited by or constitutes or will constitute, directly or indirectly, a breach or violation of, or will be adversely affected by, any law, rule or regulation of any governmental entity, any order or decree of any court or administrative body, any written or other agreement to which Consultant is or has been a party or by which he is bound.
                  (b) The Securities are being acquired and will be acquired for the account of Consultant, for investment only and not with a view to the distribution of any investment thereof within the meaning of the Federal Securities Act of 1933, as amended (hereinafter, together with the rules and regulations thereunder, collectively referred to as the "Act") and Consultant does not intend to divide his participation with others or transfer or otherwise dispose of all or any Securities except as hereinafter permitted. As herein used the terms "transfer" and


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"dispose" mean and include, without limitation, any sale, offer for sale, assignment, gift, pledge or other disposition or attempted disposition.
                  (c) Consultant shall not directly or indirectly distribute or participate in any distribution or public offering of any Securities in violation of any applicable provisions of the Act or any applicable state "blue sky" or securities laws. Without limiting the generality of the foregoing, Consultant shall not at any time transfer or dispose of any Securities except pursuant to either: (i) a registration statement under the Act which registration statement has become effective as to Securities being sold or (ii) a specific exemption from registration under the Act but only after Consultant has first obtained either a "no action" letter from the Securities and Exchange Commission following full and adequate disclosure of all facts relating to such proposed transfer or a favorable opinion from, or acceptable to, counsel to the Company that the proposed disposition complies with and is not in violation of the Act or any applicable state "blue sky" or securities laws.
                  (d) Consultant understands that, in the opinion of the Securities and Exchange Commission (the "SEC"), the Securities must be held by him for an indefinite period unless subsequently registered under the Act or unless an exemption from registration thereunder is available; that, under Rule 144 under the Act, after the applicable one or two year period from the date of full payment for the Securities, certain public sales thereof (which may be limited as to the number of shares) may be made in


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accordance with and subject to the terms, conditions and restrictions of Rule
144, but only if certain reporting and other requirements thereunder have been complied with; and that, should Rule 144 be inapplicable, registration or the availability of an exemption under the Act will be necessary in order to permit public distributions of any Securities.

                  (e) Consultant understands and agrees that: (i) all certificates for Securities shall be appropriately endorsed with a legend to the effect that Securities represented thereby have not been registered under the Act and may not be disposed of in the absence of such registration or any exemption therefrom under the Act and (ii) the Company and any transfer agent for its common stock may refuse to recognize the validity of, and may refuse to record on its or such transfer agent's books or records, any transfer of any Securities in violation of the provisions of this Agreement, the Act or any applicable state "blue sky" or securities laws.

                  (f) Consultant agrees that he is not an employee of the Company and shall not be entitled to participate in any general pension, profit sharing, life, medical, disability and any other insurance and employee plans and programs at any time in effect for employees of the Company.
                 6. REGISTRATION. The Company hereby agrees to use its best efforts to promptly register the Securities with the SEC and, if necessary, the State of New York.
                 7.        MISCELLANEOUS.


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                  (a) Notices. Except as otherwise provided herein, all notices under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered against receipt or if mailed by first class registered or certified mail, return receipt requested, addressed to the Company or to Consultant at their respective addresses set forth on the first page of this Agreement, or to such other person or address as may be designated by like notice hereunder. Any such notice shall be deemed to have been given on the day delivered, if personally delivered, or on the second day after the date of mailing if mailed.
                  (b) Parties in Interest. This Agreement shall be binding upon and inure to the benefit of an be enforceable by the parties hereto and their respective heirs, legal representatives, successors and, in the case of the Company, assigns, but no other person shall acquire or have any rights under or by virtue of this Agreement, and the obligations of Consultant under this Agreement may not be assigned or delegated.
                  (c) Governing Law; Severability. This Agreement shall be governed by and construed and enforced in accordance with the laws and decisions of the State of New York applicable to contracts made and to be performed therein without giving effect to the principles of conflict of laws.
                  (d) Entire Agreement; Modification; Waiver; Interpretation. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior negotiations and oral


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understandings, if any. Neither this Agreement nor any of its provisions may be modified, amended, waived, discharged or terminated, in whole or in part, except in writing signed by the party to be charged. No waiver of any such provision or any breach of or default under this Agreement shall be deemed or shall constitute a waiver of any other provision, breach or default. All pronouns and words used in this Agreement shall be read in the appropriate number and gender, the masculine, feminine and neuter shall be interpreted interchangeably and the singular shall include the plural and vice versa, as the circumstances may require.
                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                                   CONOLOG CORPORATION



                                                   By /s/
                                                     --------------------------
                                                      Robert S. Benou, President



                                                   /s/
                                                   --------------------------
                                                          Warren Schreiber